SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
              Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Municipal Income              Eaton Vance New Jersey Municipal
  Trust                                     Income Trust
Eaton Vance California Municipal          Eaton Vance New York Municipal Income
  Income Trust                              Trust
Eaton Vance Florida Municipal Income      Eaton Vance Ohio Municipal Income
  Trust                                     Trust
Eaton Vance Massachusetts Municipal       Eaton Vance Pennsylvania Municipal
  Income Trust                              Income Trust
Eaton Vance Michigan Municipal
  Income Trust

                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.
(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.
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[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
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(2) Form, Schedule or Registration Statement no.:
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(3) Filing Party:
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(4) Date Filed:
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
Eaton Vance California Municipal         Eaton Vance Municipal Income Trust
  Income Trust                           Eaton Vance New Jersey Municipal Income
Eaton Vance Florida Municipal              Trust
  Income Trust                           Eaton Vance New York Municipal Income
Eaton Vance Massachusetts Municipal        Trust
  Income Trust                           Eaton Vance Ohio Municipal Income Trust
Eaton Vance Michigan Municipal           Eaton Vance Pennsylvania Municipal
  Income Trust                             Income Trust

                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109


                                                                January 27, 2004


Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of your Fund, which will be held at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 19, 2004 at 1:30 P.M. (Boston time).

     At this meeting, you will be asked to consider the election of Trustees. The enclosed proxy statement contains additional information.

     We hope that you will be able to attend the meeting. Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented. I urge you to complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible to assure that your shares are represented at the meeting.

                                                Sincerely,

                                                /s/ Thomas J. Fetter

                                                Thomas J. Fetter
                                                President


         YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND IN PERSON, YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. YOU MAY WITHDRAW YOUR PROXY IF YOU ATTEND THE ANNUAL MEETING AND DESIRE TO VOTE IN PERSON.

Eaton Vance California Municipal         Eaton Vance Municipal Income Trust
  Income Trust                           Eaton Vance New Jersey Municipal Income
Eaton Vance Florida Municipal              Trust
  Income Trust                           Eaton Vance New York Municipal Income
Eaton Vance Massachusetts Municipal        Trust
  Income Trust                           Eaton Vance Ohio Municipal Income Trust
Eaton Vance Michigan Municipal           Eaton Vance Pennsylvania Municipal
  Income Trust                             Income Trust


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        To Be Held Friday, March 19, 2004

     The Annual Meeting of Shareholders of each of the above registered investment companies, each a Massachusetts business trust (collectively the "Funds"), will be held at the principal office of each Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 19, 2004 at 1:30 P.M. (Boston time), for the following purposes:

      1. To elect two Class II Trustees of each Fund, one of whom shall be elected solely by the holders of each Fund's Auction Preferred Shares.

      2. To consider and act upon any other matters that may properly come before the meeting and any adjourned session thereof.

     Each Fund will hold a separate meeting. Shareholders of each Fund will vote separately.

     The Board of Trustees of each Fund has fixed the close of business on January 14, 2004 as the record date for the determination of the shareholders of a Fund entitled to notice of and to vote at the meeting and any adjournments thereof.


                                        By Order of each Board of Trustees

                                        /s/ Alan R. Dynner

                                        Alan R. Dynner
                                        Secretary


January 27, 2004
Boston, Massachusetts

IMPORTANT - SHAREHOLDERS CAN HELP THE BOARD OF TRUSTEES OF THEIR FUND AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATIONS TO OBTAIN A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

Eaton Vance California Municipal         Eaton Vance Municipal Income Trust
  Income Trust                           Eaton Vance New Jersey Municipal Income
Eaton Vance Florida Municipal              Trust
  Income Trust                           Eaton Vance New York Municipal Income
Eaton Vance Massachusetts Municipal        Trust
  Income Trust                           Eaton Vance Ohio Municipal Income Trust
Eaton Vance Michigan Municipal           Eaton Vance Pennsylvania Municipal
  Income Trust                             Income Trust


                            The Eaton Vance Building
                                255 State Street
                           Boston, Massachusetts 02109


                                 PROXY STATEMENT

     A proxy is enclosed with the foregoing Notice of the Annual Meetings of Shareholders of Eaton Vance California Municipal Income Trust (the "California Fund"), Eaton Vance Florida Municipal Income Trust (the "Florida Fund"), Eaton Vance Massachusetts Municipal Income Trust (the "Massachusetts Fund"), Eaton
Vance Michigan Municipal Income Trust (the "Michigan Fund"), Eaton Vance Municipal Income Trust (the "Municipal Fund"), Eaton Vance New Jersey Municipal Income Trust (the "New Jersey Fund"), Eaton Vance New York Municipal Income Trust (the "New York Fund"), Eaton Vance Ohio Municipal Income Trust (the "Ohio Fund") and Eaton Vance Pennsylvania Municipal Income Trust (the "Pennsylvania Fund") (collectively the "Funds") to be held March 19, 2004 for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Trustees of each Fund and is revocable by the person giving it prior to exercise by a signed writing filed with the Funds' Secretary or by executing and delivering a later dated proxy or by attending the meeting and voting the shares in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of the election of each Trustee. This proxy material is being mailed to shareholders on or about January 27, 2004.

     The Board of Trustees of each Fund has fixed January 14, 2004 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. The number of Common Shares, $.01 par value per share ("Common Shares"), and the number of Auction Preferred Shares, $.01 par value per share, liquidation preference $25,000 per share ("APS"), of each Fund outstanding on January 14, 2004 were as follows:

                             No. of Common              No. of APS
                          Shares Outstanding        Shares Outstanding
Fund                       January 14, 2004         on January 14, 2004
----                       ----------------         -------------------
California Fund                7,177,287                   2,360
Florida Fund                   4,243,709                   1,420
Massachusetts Fund             2,670,291                     860
Michigan Fund                  2,098,455                     700
Municipal Fund                16,808,033                   5,240
New Jersey Fund                4,577,968                   1,520
New York Fund                  5,360,320                   1,780
Ohio Fund                      2,809,308                     940
Pennsylvania Fund              2,676,443                     900

     Each Fund will vote separately on each item; votes of multiple Funds will not be aggregated.

     As of January 14, 2004, to each Fund's knowledge, (i) no shareholder beneficially owned more than 5% of the outstanding shares of a Fund; and (ii) the Trustees and officers of each Fund, individually and as a group, owned beneficially less than 1% of the outstanding shares of each Fund.

     The Boards of Trustees of the Funds know of no business other than that mentioned in Item 1 of the Notice of Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

                        PROPOSAL 1. ELECTION OF TRUSTEES

     Each Fund's Declaration of Trust provides that a majority of the Trustees shall fix the number of the entire Board and that such number shall be at least two and no greater than fifteen. Each Board has fixed the number of Trustees at seven. Each Fund's Declaration of Trust further provides that the Board of Trustees shall be divided into three classes. The term of office of the Class II Trustees expires on the date of the 2004 Annual Meeting, and the term of office of the Class III and Class I Trustees will expire one and two years thereafter, respectively. Accordingly, only nominees for Class II Trustees are currently proposed for election. Trustees chosen to succeed the Trustees whose terms are expiring will be elected for a three-year term. An effect of staggered terms is to limit the ability of entities or persons to acquire control of a Fund.

     Proxies will be voted for the election of the following  Class II nominees:
James B. Hawkes and Samuel L. Hayes, III. Mr. Hayes will be elected solely by the holders of each Fund's Auction Preferred Shares. Each nominee is currently serving as a Trustee and has consented to continue to so serve. In the event that a nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying Proxy will be voted for such other person or persons as the Board of Trustees may recommend.

     The Class I Trustees serving until the 2006 Annual Meeting are Jessica M. Bibliowicz and Ronald A. Pearlman. The Class III Trustees serving until the 2005 Annual Meeting are Norton H. Reamer, Lynn A. Stout and William H. Park. Mr.
Pearlman and Mr. Park have replaced Donald R. Dwight and Jack L. Treynor, respectively, as Trustees of each Fund. Mr. Dwight and Mr. Treynor have retired from the Boards of the Funds.

     The nominees for Class II Trustee and each Fund's current Class I and Class III Trustees and their principal occupations for at least the last five years are described below.

                                    TRUSTEES

                                                                                                   Number of
                                                                                                  Portfolios
                                             Term of                                                in Fund         Other
                              Position(s)  Office and                                               Complex     Directorships
                               Held with    Length of   Principal Occupations During Past Five    Overseen by      Held by
Name, Address and Age(1)         Fund      Time Served                   Years                    Trustee(2)       Trustee
------------------------------------------------------------------------------------------------------------------------------------
                                       CLASS II TRUSTEES NOMINATED FOR ELECTION

INTERESTED TRUSTEE

James B. Hawkes               Vice         Until 2004.  Chairman, President and Chief                 195       Director of
DOB:  11/9/41                 President    3 years.     Executive Officer of Eaton Vance                        Eaton Vance
                              and Class    Trustee      Management, and its corporate parent                    Corp.
                              II Trustee   since 1998.  and trustee (Eaton Vance Corp. and
                                                        Eaton Vance, Inc.); Vice President and
                                                        Director of Eaton Vance Distributors,
                                                        Inc.; Director of Eaton Vance, Inc.

                                       2

                                                                                                   Number of
                                                                                                  Portfolios
                                             Term of                                                in Fund         Other
                              Position(s)  Office and                                               Complex     Directorships
                               Held with    Length of   Principal Occupations During Past Five    Overseen by      Held by
Name, Address and Age(1)         Fund      Time Served                   Years                    Trustee(2)       Trustee
------------------------------------------------------------------------------------------------------------------------------------

NONINTERESTED TRUSTEE

Samuel L. Hayes, III (A)      Class II     Until 2004.  Jacob H. Schiff Professor of                  195       Director of
DOB:  2/23/35                 Trustee      3 years.     Investment Banking Emeritus, Harvard                    Tiffany & Co.
                                           Trustee      University Graduate School of Business                  (specialty
                                           since 1998.  Administration.                                         retailer) and
                                                                                                                Telect, Inc.
                                                                                                                (telecommuni-
                                                                                                                cation services
                                                                                                                company)

                                                CLASS I AND CLASS III TRUSTEES

INTERESTED TRUSTEE

Jessica M. Bibliowicz         Class I      Until 2006.  Chairman, President and Chief Executive        193      Director of
DOB:  11/28/59                Trustee      3 years.     Officer of National Financial Partners                  National
                                           Trustee      (a financial services company) (since                   Financial
                                           since 1998.  April 1999).  President and Chief                       Partners
                                                        Operating Officer of John A. Levin & Co.
                                                        (a registered investment advisor) (July
                                                        1997 to April 1999) and a Director of
                                                        Baker, Fentress & Company which owns
                                                        John A. Levin & Co. (July 1997 to April
                                                        1999).

NONINTERESTED TRUSTEES

William H. Park               Class III    Until 2005.  President and Chief Executive Officer,         192      None
DOB:  9/19/47                 Trustee      Trustee      Prizm Capital Management, LLC
                                           since 2003.  (Investment management firm)
                                                        (since 2002). Executive Vice
                                                        President and Chief Financial
                                                        Officer, United Asset Management
                                                        Corporation (a holding company
                                                        owning institutional investment
                                                        management firms) (1982-2001).

Ronald A. Pearlman            Class I      Until 2006.  Professor of Law, Georgetown University        192      None
DOB:  7/10/40                 Trustee      Trustee      Law Center (since 1999).  Formerly, Tax
                                           since 2003.  Partner, Covington & Burling,
                                                        Washington, DC (1991-2000).

Norton H. Reamer (A)          Class III    Until 2005.  President and Chief Executive Officer of       195      None
DOB:  9/21/35                 Trustee      3 years.     Asset Management Finance Corp. (a
                                           Trustee      specialty finance company serving the
                                           since 1998.  investment management industry) (since
                                                        October 2003).  President, Unicorn
                                                        Corporation (an investment and financial
                                                        advisory services company) (since
                                                        September 2000).  Formerly, Chairman,
                                                        Hellman, Jordan Management Co., Inc. (an
                                                        investment management company)
                                                        (2000-2003).  Formerly, Advisory
                                                        Director of Berkshire Capital
                                                        Corporation (investment banking firm)
                                                        (2002-2003).  Formerly, Chairman of the
                                                        Board, United Asset Management
                                                        Corporation (a holding company owning
                                                        institutional investment management
                                                        firms) and Chairman, President and
                                                        Director, UAM Funds (mutual funds)
                                                        (1980-2000).

                                       3

                                                                                                   Number of
                                                                                                  Portfolios
                                             Term of                                                in Fund         Other
                              Position(s)  Office and                                               Complex     Directorships
                               Held with    Length of   Principal Occupations During Past Five    Overseen by      Held by
Name, Address and Age(1)         Fund      Time Served                   Years                    Trustee(2)       Trustee
------------------------------------------------------------------------------------------------------------------------------------

Lynn A. Stout                 Class III    Until 2005.  Professor of Law, University of                195      None
DOB:  9/14/57                 Trustee      3 years.     California at Los Angeles, School of Law
                                           Trustee      (since July 2001).  Formerly, Professor
                                           since 1998.  of Law, Georgetown University Law Center.

(1) The business address of each Trustee is The Eaton Vance Building, 255 State Street, Boston, MA 02109.
(2)  Includes both master and feeder funds in master-feeder structure.
(A)  APS Trustee.

INTERESTED TRUSTEES

     James B. Hawkes is an "interested person" (as defined in the Investment Company Act of 1940 (the "1940 Act")) by reason of his affiliations with Eaton Vance Management ("EVM" or "Eaton Vance"), each Fund's investment adviser, and Eaton Vance Corp. ("EVC"), a publicly traded holding company which indirectly owns all the outstanding shares of EVM; and of EVM's trustee, Eaton Vance, Inc. ("EV"), which is a wholly-owned subsidiary of EVC. (EVM, EVC, and their affiliates are sometimes referred to collectively as the "EVC organization".)

     Jessica M. Bibliowicz is an "interested person" because of her affiliation with a brokerage firm that is and has been a dealer in shares of Funds for which EVM acts as investment adviser.

ELECTION OF TRUSTEES BY APS AND COMMON SHARES

     Under the terms of each Fund's By-Laws, as amended (the "By-Laws"), the holders of the APS are entitled as a class, to the exclusion of the holders of the Common Shares, to elect two Trustees of each Fund (identified by an "(A)" after their names above). Simply stated, the APS Trustees are only elected by the holders of the Fund's Auction Preferred Shares. Holders of Common Shares do not vote on the election of APS Trustees. Samuel L. Hayes, III has been nominated for election by the holders of the APS. The By-Laws further provide for the election of the other nominee named above by the holders of the Common Shares and the APS, voting as a single class. Election of Trustees is non-cumulative. The Trustees of a Fund shall be elected by a plurality of the shares of the Fund entitled to vote.

     The following table shows the dollar range of shares beneficially owned in a Fund and in all Eaton Vance funds by each Trustee (except Mr. Dwight and Mr. Treynor who are retired):

                                                                                  Aggregate Dollar Range of Equity
                                                    Dollar Range of              Securities in all Eaton Vance Funds
Name of Trustee                                    Fund Shares Held                      Overseen by Trustee
----------------------------------------------------------------------------------------------------------------------
Interested Trustees
   Jessica M. Bibliowicz                                  -0-                             $10,001 - $50,000
   James B. Hawkes                                        -0-                               Over $100,000
Noninterested Trustees
   Samuel L. Hayes, III                             Over $100,000**                         Over $100,000
   William H. Park                                        -0-                              Over $100,000*
   Ronald A. Pearlman                                     -0-                               Over $100,000
   Norton H. Reamer                                       -0-                               Over $100,000
   Lynn A. Stout                                          -0-                            $50,001 - $100,000*

*    Includes shares held in Trustee Deferred Compensation Plan.
** Reported figure consists of 10,000 shares of the Massachusetts Fund held in trust for the benefit of a family member not sharing the same household as Mr. Hayes. Mr. Hayes' spouse serves as one of the trustees of said trust.

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended November 30, 2003, the Trustees of each Fund met nine times, the Governance Committee met five times, the Special Committee met five times and the Audit Committee met four times. Each Fund's Trustees listed above attended at least 75% of such Board and committee meetings on which he or she serves. None of the Trustees attended the 2003 Annual Meeting of Shareholders.

     The Audit, Special and Governance Committees of the Board of Trustees of each Fund are each comprised of Trustees who are not "interested persons" as that term is defined under the 1940 Act ("Independent Trustees"). The respective duties and responsibilities of these Committees remain under the continuing review of the Governance Committee and the Board.

     Messrs. Reamer (Chair), Hayes, Park and Ms. Stout serve on the Audit Committee of the Board of Trustees of each Fund. Each Audit Committee member is independent under the listing standards of the New York and American Stock Exchanges (as applicable). The purposes of the Audit Committee are to (i) oversee each Fund's accounting and financial reporting policies and practices, its internal audit controls and procedures, the internal controls of certain service providers, as appropriate, and the quality and integrity of the Fund's financial statements and independent audit thereof; (ii) approve the selection, evaluation, and, when appropriate, replacement of each Fund's independent auditors; and (iii) evaluate the qualifications, independence, and performance of each Fund's independent auditors. Each Fund's Board of Trustees has adopted a written charter for its Audit Committee, a copy of which is attached as Exhibit
A. The Audit Committee's Report is set forth below under "Additional Information". The Board of Trustees of each Fund has designated Messrs. Park, Hayes and Reamer as the Fund's Audit Committee financial experts.

     Messrs. Hayes (Chair), Park, Pearlman and Reamer serve on the Special Committee of the Board of Trustees of each Fund. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board concerning: (i) all contractual arrangements with service providers to a Fund, including investment advisory, administrative, transfer agency, custodial and fund accounting and distribution services (if any); and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with a Fund or its shareholders.

     Ms. Stout (Chair) and Messrs. Hayes, Park, Pearlman and Reamer serve on the Governance Committee of the Board of Trustees of each Fund. The purpose of the Governance Committee is to undertake a periodic review of, and make recommendations to the full Board with respect to (i) procedures for identifying and recruiting qualified candidates to be appointed or nominated for election as Independent Trustees; (ii) the performance of the Board; (iii) the identity, duties and composition of the various Board Committees and their Chairpersons;
(iv) the compensation of Trustees; (v) the development and maintenance of the Board's membership, structure and operation; and (vi) any other matters related to fund governance. Each Fund's Board of Trustees has adopted a written charter for its Governance Committee, a copy of which is attached as Exhibit B.

     The Governance Committee will, when a vacancy on the Board of a Fund exists or is anticipated, consider any candidate for Independent Trustee recommended by a shareholder of such Fund if such recommendation contains sufficient background information concerning the candidate to enable a proper judgment to be made as to the candidate's qualifications, and the recommendation is received in writing no later than the date specified for receipt of shareholder proposals, as set forth below under "Shareholder Proposals". Any such recommendations must be sent to the address indicated below under "Communications with the Board".

     The Governance Committee has not established specific, minimum qualifications that must be met by an individual to be recommended by the Governance Committee for nomination as an Independent Trustee. When nominating an individual to fill a vacancy on the Board, the Governance Committee has sought referrals from a variety of sources, including current Trustees, management of the Funds, and counsel to the Trustees. In evaluating nominees for a position on the Board, the Governance Committee considers a variety of factors, including (i) the nominee's knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the nominee as a director or senior officer of other public companies; (iii) the nominee's educational background; (iv) the nominee's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the nominee, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the nominee's perceived ability to contribute to the ongoing functions of the Board, including the nominee's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the nominee's ability to qualify as an Independent Trustee for purposes of the 1940 Act; and
(viii) such other factors as the Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions. Prior to making a final recommendation to the Board, the Governance Committee conducts personal interviews with the nominees it concludes are the most qualified candidates. Any individuals recommended by shareholders will be evaluated in the same manner.

COMMUNICATIONS WITH THE BOARD

     Shareholders wishing to communicate with the Board may do so by sending a written communication to any Chairperson of the Audit Committee, Special Committee or Governance Committee or to the Independent Trustees as a group, at the following address: The Eaton Vance Building, 255 State Street, Boston, MA 02109, c/o the Secretary of the applicable Fund.

REMUNERATION OF TRUSTEES

     The fees and expenses of those Trustees of each Fund who are not members of the Eaton Vance Organization will be paid by the Funds. For the fiscal year ended November 30, 2003, the noninterested Trustees of the Funds earned the following compensation in their capacities as Trustees of the Funds, and for the year ended December 31, 2003 earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                         Jessica M.      Samuel L.       William H.       Ronald A.       Norton H.      Lynn A.
                         Bibliowicz     Hayes, III         Park           Pearlman          Reamer        Stout
                         ----------     ----------       ----------       ---------       ---------      -------
California Fund            $1,281        $1,658            $749             $598            $1,527        $1,438
Florida Fund                  897         1,298             586              454             1,192         1,068
Massachusetts Fund            320           300             136              120               279           308
Michigan Fund                 320           300             136              120               279           308
Municipal Fund              2,178         2,497           1,131              933             2,309         2,300
New Jersey Fund               897         1,298             586              454             1,192         1,068
New York Fund                 897         1,298             586              454             1,192         1,068
Ohio Fund                     320           300             136              120               279           308
Pennsylvania Fund             320           300             136              120               279           308
Total Compensation
  from Fund  and
  Fund Complex             $160,000      $180,000      $160,000(2)(3)     $160,000(2)      $170,000      $160,000(4)

(1) As of December 1, 2003, the Eaton Vance fund complex consisted of 196 registered investment companies or series thereof.
(2) Messrs. Park and Pearlman were appointed Trustees in 2003. The Fund and Fund Complex compensation figures listed for each Mr. Park and Mr. Pearlman are estimated for the calendar year ended December 31, 2003 based on amounts they would have received if they had been Trustees for the full calendar year.
(3)  Includes an estimated $33,786 of deferred compensation.
(4)  Includes $16,000 of deferred compensation.

     Trustees of each Fund who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (a "Trustees' Plan"). Under each Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by each Fund in the shares of one or more funds in the Eaton Vance fund complex, and the amount paid to the Trustees under each Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with each Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate a Fund to retain the services of any Trustee or obligate a Fund to pay any particular level of compensation to the Trustee. No Fund has a retirement plan for its Trustees.

     THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE TWO CLASS II TRUSTEE NOMINEES.

                       NOTICE TO BANKS AND BROKER/DEALERS

     Each Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to PFPC Inc., Attention: Ms. Maura Stanley, P.O. Box 43027, Providence, RI 02940-3027.

                             ADDITIONAL INFORMATION

AUDIT COMMITTEE REPORT. Each Fund's Audit Committee reviewed and discussed the audited financial statements with Fund management. Each Fund's Audit Committee also discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). Each Audit Committee received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), and discussed with the independent accountants their independence.

     Based on the review and discussions referred to above, each Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended November 30, 2003 for filing with the Securities and Exchange Commission.

                                                     Norton H. Reamer, Chair
                                                     Samuel L. Hayes, III
                                                     William H. Park
                                                     Lynn A. Stout

AUDITORS, AUDIT FEES AND ALL OTHER FEES. Deloitte & Touche LLP ("Deloitte"), 200 Berkeley Street, Boston, Massachusetts 02116, serves as independent accountants of each Fund. Deloitte is expected to be present at the Annual Meeting, but if not, a representative will be available by telephone should the need for consultation arise. Representatives of Deloitte will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. For the most recent fiscal year, the Funds paid an aggregate of $249,200 in professional fees to their auditors, Deloitte (ranging from $24,600 to $45,000 per Fund), of which $153,800 was paid for audit services and $95,400 was paid for other services. Deloitte also provides services to numerous other investment companies sponsored by Eaton Vance and serves as EVC's auditors. Total fees paid to Deloitte by EVC (and its affiliates) for the most recent fiscal year ended October 31, 2003 were $983,442. The Audit Committee and Board of Trustees of each Fund are aware that Deloitte provides services to the Eaton Vance organization and has considered whether the provision of such services is compatible with the maintenance of that firm's independence.

OFFICERS OF THE FUNDS. The officers of the Funds and their length of service are set forth below. Because of their positions with Eaton Vance and their ownership of EVC stock, the officers of the Funds will benefit from the advisory and administration fees paid by each Fund to Eaton Vance. As of the record date, the officers of the New York Fund owned 22,019 shares of that Fund, and the officers of the Municipal Fund owned 50,190 shares of that Fund.

                                               Term of Office
                               Position(s)     and Length of                        Principal Occupations
Name, Address and Age(1)     Held with Fund     Time Served                       During Past Five Years(2)
----------------------------------------------------------------------------------------------------------------------------
Thomas J. Fetter             President          Since 1998       Vice President of Eaton Vance and BMR. Trustee and President of
DOB:  8/20/43                                                    The Massachusetts Health & Education Tax-Exempt Trust.  Officer of
                                                                 127 registered investment companies managed by Eaton Vance or BMR.

William H. Ahern, Jr.        Vice President     Since 2000       Vice President of Eaton Vance and BMR. Officer of 35 registered
DOB:  7/28/59                of the Michigan                     investment companies managed by Eaton Vance or BMR.
                             Fund

Cynthia J. Clemson           Vice President     Vice President   Vice President of Eaton Vance and BMR. Officer of 20 registered
DOB:  3/2/63                 of the             of the           registered investment companies managed by Eaton Vance or BMR.
                             California,        California and
                             Florida and        Florida Funds
                             Pennsylvania       since 1998; of
                             Funds              the Pennsylvania
                                                Fund since 2000

Alan R. Dynner               Secretary          Since 1998       Vice President, Secretary and Chief Legal Officer of BMR, Eaton
DOB:  10/10/40                                                   Vance, EVD, EV and EVC. Officer of 195 registered investment companies managed by Eaton Vance or BMR.

Robert B. MacIntosh          Vice President     Since 1998       Vice President of Eaton Vance and BMR. Officer of 127 registered
DOB:  1/22/57                                                    investment companies managed by Eaton Vance or BMR.

Thomas M. Metzold            Vice President     Since 1998       Vice President of Eaton Vance and BMR. Officer of 7 registered
DOB:  8/3/58                 of the                              investment companies managed by Eaton Vance or BMR.
                             Municipal Fund

James L. O'Connor            Treasurer          Since 1998       Vice President of BMR, Eaton Vance and EVD. Officer of 116
DOB:  4/1/45                                                     registered investment companies managed by Eaton Vance or BMR.

(1) The business address of each officer is The Eaton Vance Building, 255 State Street, Boston, MA 02109.

(2)  Includes both master and feeder funds in master-feeder structure.

INVESTMENT ADVISER AND ADMINISTRATOR. Eaton Vance Management with its principal office at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, serves as the investment adviser and administrator to each Fund.

PROXY SOLICITATION AND TABULATION. The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of Trustees of each Fund will be borne ratably by the Funds. Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of a Fund, by personnel of its administrator, Eaton Vance, by the transfer agent, PFPC Inc., or by broker-dealer firms. The expenses associated with the solicitation of these proxies and with any further proxies that may be solicited by a Fund's officers, by Eaton Vance personnel, by the transfer agent, PFPC Inc., or by broker-dealer firms, in person, or by telephone or by facsimile will be borne by that Fund. A written proxy may be delivered to a Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or similar electronic transmission. A Fund will reimburse banks, broker-dealer firms, and other persons holding that Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated costs per Fund are approximately $18,000 for the Municipal Fund and approximately $6,500 for each other Fund.

     All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal 1, it will be voted for the matters specified on the proxy card. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Accordingly, abstentions and broker non-votes will assist the Fund in obtaining a quorum, but will have no effect on the outcome of Proposal 1.

     In the event that sufficient votes by the shareholders of the Fund in favor of the Proposal set forth in the Notice of this meeting are not received by March 19, 2004, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. A shareholder vote may be taken on the Proposal prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of that Fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the relevant Fund.

     Each Fund will furnish, without charge, a copy of the Fund's most recent Annual or Semiannual Reports to any shareholder upon request. Shareholders desiring to obtain a copy of such report should write to the Fund c/o PFPC Inc.,
Attn: Ms. Maura Stanley, P.O. Box 43027, Providence, RI 02940-3027, or call 1-800-331-1710.

                              SHAREHOLDER PROPOSALS

     Any proposals of shareholders that are intended to be presented at a Fund's 2005 Annual Meeting of Shareholders must be received at the Fund's principal office no later than October 1, 2004 and must comply with all legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting.

January 27, 2004

                                    EXHIBIT A

                                                       Adopted - August 11, 2003

                                EATON VANCE FUNDS

                             AUDIT COMMITTEE CHARTER

I. Composition of the Audit Committee. The Audit Committee of each registered investment company sponsored by Eaton Vance Management (each a "Fund") shall be comprised of at least three Trustees, each of whom shall have been determined by the Board of Trustees to have no material relationship that would interfere with the exercise of his or her independent judgment. No member of the Audit Committee may be an "interested person" of a Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as
     amended (the "1940 Act"), nor shall any member receive any compensation from a Fund except compensation for service as a member of the Board of Trustees or a committee of the Board. Each member shall also satisfy the applicable Audit Committee membership requirements imposed under the rules of the American Stock Exchange and New York Stock Exchange (and such other national securities exchange on which a Fund's shares are listed), as in effect from time to time, including with respect to the member's former affiliations or employment, financial literacy and, if applicable, accounting or related financial management expertise. Unless it determines that no member of the Audit Committee qualifies as an audit committee financial expert as defined in Item 3 of Form N-CSR, the Board of Trustees will identify one (or in its discretion, more than one) member of the Audit Committee as an audit committee financial expert.

II. Purposes of the Audit Committee. The purposes of the Audit Committee are to:

     1. oversee the Fund's accounting and financial reporting policies and practices, its internal audit controls and procedures, and, as appropriate, the internal controls of certain service providers;

     2. oversee the quality and integrity of the Fund's financial statements and the independent audit thereof;

     3. approve the selection, evaluation and, when appropriate, replacement of the independent auditors, and, if applicable, with respect to the nomination of independent auditors to be proposed for shareholder ratification in any proxy statement; and

     4. evaluate the qualifications, independence and performance of the independent auditors.

     The function of the Audit Committee is oversight. The Treasurer of each Fund is responsible for oversight of the preparation, presentation and integrity of the Fund's financial statements by the Fund's accounting agent. The Treasurer is also responsible for selecting appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out audits and reviews consistent with applicable legal and professional standards and the terms of their engagement. The independent auditors for the Fund are ultimately accountable to the Board of Trustees and Audit Committee of the Fund. The Board of Trustees and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the independent auditors to be proposed for shareholder approval in any proxy statement).

III. Meetings of the Audit Committee. The Audit Committee shall meet at least twice annually, or more frequently if circumstances dictate. The Audit Committee shall set its agenda and the places and times of its meetings. The Audit Committee may meet alone and outside the presence of management personnel with any certified public accountant and auditing firm rendering reports to the Audit Committee or the Board of Trustees and with legal counsel. A majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting, and the decision of a majority of the members present and voting shall determine any matter submitted to a vote.

IV. Duties and Powers of the Audit Committee. To carry out its purposes, the Audit Committee shall have the following duties and powers with respect to each Fund:

     1. To review, as appropriate, the audited financial statements and other financial information of the Fund and the results of the examination of the Fund's financial statements by the independent auditors, including the independent auditors' opinion with respect thereto, and any management letter issued by the independent auditors.

     2. To review and discuss with the independent auditors: (a) the scope of audits and audit reports and the policies relating to internal auditing procedures and controls and the accounting principles employed in the Fund's financial reports and any proposed changes therein; (b) the personnel, staffing, qualifications and experience of the independent auditors; and (c) the compensation of the independent auditors.

     3. To review and assess the performance of the independent auditors and to approve, on behalf of the Board of Trustees, the appointment and compensation of the independent auditors. Approval by the Audit
          Committee shall be in addition to any approval required under applicable law by a majority of the members of the Board of Trustees who are not "interested persons" as defined in Section 2(a)(19) of the 1940 Act. In performing this function, the Committee shall: (a) consider whether there should be a regular rotation of the Fund's independent auditing firm; (b) discuss with the independent auditors matters bearing upon the qualifications of such auditors as "independent" under applicable standards of independence established from time to time by the Securities and Exchange Commission ("SEC") and other regulatory authorities; and (c) shall secure from the independent auditors the information required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as in effect from time to time. The Audit Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

     4. To pre-approve: (a) audit and non-audit services provided by the independent auditors to the Fund; and (b) non-audit services provided by the independent auditors to the adviser or any other entity controlling, controlled by or under common control with the adviser that provides on-going services to the Fund ("Adviser Affiliates") if the engagement of the independent auditors relates directly to the operations and financial reporting of the Fund, as contemplated by the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the rules issued by the SEC in connection therewith (except, in the case of non-audit services provided to the Fund or any Adviser Affiliate, those within applicable de minimis statutory or regulatory exceptions), and to consider the possible effect of providing such services on the independence of the independent auditors.

     5. To adopt, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the audit or non-audit services referred to above, including policies and procedures by which the Audit Committee may delegate to one or more of its members authority to grant such pre-approval on behalf of the Audit Committee

          (subject to subsequent reporting to the Audit Committee). The Audit Committee hereby delegates to the Chairperson of the Audit Committee authority to pre-approve any non-audit services referred to above between meetings of the Audit Committee, provided that such pre-approval shall be reported by the Chairperson to the Audit Committee not later than the next meeting thereof.

     6. To consider the controls implemented by the independent auditors and management to ensure that all items requiring pre-approval by the Audit Committee are identified and referred to the Audit Committee in a timely fashion.

     7. To receive at least annually and prior to the filing with the SEC of the independent auditors' report on the Fund's financial statements, a report from such independent auditors of: (i) all critical accounting policies and practices used by the Fund (or, in connection with any update, any changes in such accounting policies and practices), (ii) all material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) other material written communications between the independent auditors and the management of the Fund since the last annual report or update,
          (iv) a description of all non-audit services provided, including fees associated with the services, to all of the Funds since the last annual report or update that were not subject to the pre-approval requirements as discussed above; and (v) any other matters of concern relating to the Fund's financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole. If this information is not communicated to the Committee within 90 days prior to the audit report's filing with the SEC, the independent auditors will be required to provide an update, in the 90 day period prior to the filing, of any changes to the previously reported information.

     8. To review and discuss with the independent auditors the matters required to be communicated with respect to the Fund pursuant to SAS 61, as in effect from time to time, and to receive such other communications or reports from the independent auditors (and management's responses to such reports or communications) as may be required under applicable listing standards of the national securities exchanges on which the Fund's shares are listed. To the extent unresolved disagreements exist between management and the independent auditors regarding the financial reporting of the Fund, it shall be the responsibility of the Audit Committee to resolve such disagreements.

     9. To establish hiring policies for employees or former employees of the independent auditors who will serve as officers or employees of the Fund.

     10. With respect to each Fund the securities of which are listed on a national securities exchange, to provide: (a) a recommendation to the Board of Trustees regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund; and (b) any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission (including, without limitation, Rule 306 of Regulation S-K) to be included in the Fund's annual proxy statement.

     11. To review and report to the full Board of Trustees with respect to any material accounting, tax, valuation, or record-keeping issues which may affect the Fund, its respective financial statements or the amount of their dividend or distribution rates.

     12. To establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund or its service providers of concerns regarding questionable accounting or auditing matters. The Audit Committee hereby establishes the procedures set forth in Appendix A hereto with respect to such matters.

     13.  To direct and supervise  investigations with respect to the following:
          (a) evidence of fraud or significant deficiencies in the design or implementation of internal controls reported to the Committee by the principal executive or financial officers of the Fund pursuant to the requirements of the Sarbanes-Oxley Act and rules issued by the SEC in connection therewith; and (b) any other matters within the scope of this charter, including the integrity of reported facts and figures, ethical conduct, and appropriate disclosure concerning the financial statements of the Funds.

     14. To act on such other matters as may be delegated to the Audit Committee by the Board of Trustees from time to time.

     15. To review the adequacy of this charter and evaluate the Audit Committee's performance of its duties and responsibilities hereunder at least annually, and to make recommendations for any appropriate changes or other action to the full Board of Trustees.

     16. To report its activities to the full Board of Trustees on a regular basis and make such recommendations with respect to the above and
          other  matters  as  the  Audit   Committee   may  deem   necessary  or
          appropriate.

V. Resources and Authority of the Audit Committee. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Funds. The Audit Committee may determine the appropriate levels of funding for payment of compensation to such independent auditors, experts and consultants, and the ordinary administrative expenses of the Audit Committee necessary or appropriate in carrying out its duties under this charter.

                                   APPENDIX A
                                   ----------
                                EATON VANCE FUNDS

                      AUDIT COMMITTEE COMPLAINT PROCEDURES

This policy outlines the procedures that the Audit Committee of each of the registered investment companies sponsored by Eaton Vance Management (each, a "Fund") shall employ with respect to complaints regarding accounting, internal accounting controls or auditing matters concerning each of the Funds ("Complaints"). Each Employee (as defined below) shall be provided with a copy of these procedures upon assuming his or her duties as an Employee, and annually thereafter.

I.   Procedures for Receiving Complaints
     -----------------------------------
All officers and employees of a Fund and, to the extent their duties relate to accounting, internal accounting controls or auditing matters for the Fund, the officers and employees of the Fund's investment advisers and administrators (collectively referred to herein as "Employees"), may make complaints anonymously and in a confidential manner as follows:

     1. The complaining Employee may place a telephone call to the Chairperson of the Audit Committee. During this phone call, the Employee should identify the source of his or her Complaint and the practices that are alleged to constitute an impropriety with respect to accounting, internal auditing controls or auditing matters relating to a Fund, providing as much detail as possible.

     2. Alternatively, the Employee may submit to the Chairperson of the Audit Committee (by hand, mail, e-mail or fax) a confidential memorandum which details the Employee's Complaint and the practices that are alleged to constitute an improper accounting, internal auditing control or auditing matter, providing as much detail as possible.

     3. The name and contact information for the current Chairperson of the Audit Committee is set out on Schedule A hereto.

II.  Procedures for Treating Complaints
     ----------------------------------
The Chairperson of the Audit Committee or another member of the Audit Committee will conduct an initial evaluation of each Complaint received by the Audit Committee as soon as reasonably practicable following receipt. In connection with the initial evaluation the Chairperson of the Audit Committee (or such other member of the Audit Committee) will determine whether the Complaint actually relates to the accounting, internal accounting controls or auditing matters of a Fund and, if not, whether it should be reviewed by a party other than the Audit Committee. The Chairperson of the Audit Committee shall also determine whether the Complaint requires investigation by the Audit Committee.

After the initial evaluation is complete, all Complaints requiring investigation by the Audit Committee will be discussed at the next regularly-scheduled meeting of the Audit Committee, or a specially-scheduled meeting in advance thereof. The Audit Committee shall investigate the Complaints as follows:

     1. the Audit Committee may choose to investigate the Complaint through its own members and/or with the assistance of counsel;

     2. the Audit Committee may select a designee within the Fund or its service providers to investigate the Complaint, provided that the identity of the complaining Employee shall not be disclosed to such designee. Under no circumstances will a party who has direct supervisory control or who may be responsible for the action giving rise to the Complaint be charged with its investigation;

     3. the Audit Committee may retain an outside party (other than the Fund's independent auditors) to investigate the Complaint; or

     4. the Audit Committee may investigate the Complaint in such other manner determined by the Audit Committee.

Any party designated to investigate a Complaint shall be provided reasonable access to the Fund's (and to the extent deemed necessary by the Audit Committee, the Fund's service providers') employees, documents, and computer systems for purposes of conducting the investigation. At the conclusion of its investigation, which shall be completed promptly after referral of the Complaint, the investigating party will be responsible for making a full report to the Audit Committee with respect to the Complaint and to make recommendations for corrective actions, if any, to be taken by the Fund.

The Audit Committee will then report to the full Board at its next regularly-scheduled meeting with respect to the Complaint and any corrective actions recommended by the Audit Committee. If the Complaint involves improprieties of any member of the Board, the Audit Committee may make its report in an executive session of the Board.

III. Procedures for Retaining Complaints
     -----------------------------------
The Chairperson of the Audit Committee will be responsible for ensuring that all Complaints received by the Audit Committee, together with any documents pertaining to the Audit Committee (or its designee's) investigation and treatment of the Complaint, are retained for six years, or for such longer period as may be required by applicable law, in a manner consistent with preserving the anonymity of Employees who have submitted Complaints.

                                   Schedule A
                                   ----------

                      [Name and Current Contact Information
                    for Current Audit Committee Chairperson]

                                    EXHIBIT B
                                                       As adopted March 17, 2003

                           EATON VANCE GROUP OF FUNDS

                          GOVERNANCE COMMITTEE CHARTER

Introduction: Each of the Boards of Trustees (each, a "Board" and collectively, the "Boards") of the Eaton Vance Group of Funds (each, a "Fund" and collectively, the "Funds") has established a Governance Committee of the Board and has adopted this Governance Committee Charter setting forth the purpose and method of operation of the Committee.

Membership: The Governance Committee shall consist of three or more Trustees of the Board (each, a "Trustee" and collectively, the "Trustees") who are not "interested persons" (as defined under the Investment Company Act of 1940, as amended) of any Fund or of the adviser or sub-adviser of any Fund (each, an "Independent Trustee" and collectively, the "Independent Trustees"). The members of the Governance Committee shall be appointed by the Board, which shall also determine the number and term of such members. Unless otherwise determined by the Board, the members of the Governance Committee shall consist of all Independent Trustees and the members of the Governance Committee shall elect one member to serve as the Chairperson of the Committee.

Meetings: Meetings of the Governance Committee shall be held at such times and at such places as determined from time to time by the Board, the Committee or the Chairperson of the Committee, but not less frequently than annually. A majority of the members of the Governance Committee shall constitute a quorum for purposes of transacting business at any meeting of the Governance Committee. The Governance Committee may adopt such procedures or rules as it deems appropriate to govern its conduct under this Charter.

Purpose: The purpose of the Governance Committee is to represent the interests of shareholders of the Funds by undertaking a periodic review of, and making recommendations to the full Board with respect to, the following matters:

 1. procedures for identifying and recruiting qualified candidates for the position of Independent Trustee;

 2. recommending to the Board individuals to be appointed or nominated for election as Independent Trustees;

 3.  the performance of the Board;

 4.  the compensation of Trustees;

 5. the identity, duties, and composition of the various Committees of the Board and the Chairpersons of such Committees;

 6. the development and maintenance of the Board's membership, structure and operation; and

 7.  any other matters related to the governance of the Fund.

                                      PROXY

                       EATON VANCE MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 19, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The  undersigned  holder of Common Shares of Eaton Vance  Municipal  Income
Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 19, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

       Please mark
[ X ]  votes as in
       this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect one Trustee of the Fund as follows:

    Nominee:  (01) James B. Hawkes

      FOR                     WITHHOLD
    NOMINEE   [  ]      [  ]  FROM NOMINEE



                       MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT       [  ]

                       MARK HERE FOR COMMENT AND NOTE AT LEFT              [  ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________________________ Date:_______________

Signature:_____________________________ Date:_______________

                                      PROXY

                  EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 19, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance California Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 19, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

       Please mark
[ X ]  votes as in
       this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect one Trustee of the Fund as follows:

    Nominee:  (01) James B. Hawkes

      FOR                     WITHHOLD
    NOMINEE   [  ]      [  ]  FROM NOMINEE



                       MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT       [  ]

                       MARK HERE FOR COMMENT AND NOTE AT LEFT              [  ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________________________ Date:_______________

Signature:_____________________________ Date:_______________

                                      PROXY

                   EATON VANCE FLORIDA MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 19, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Florida Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 19, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

       Please mark
[ X ]  votes as in
       this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect one Trustee of the Fund as follows:

    Nominee:  (01) James B. Hawkes

      FOR                     WITHHOLD
    NOMINEE   [  ]      [  ]  FROM NOMINEE



                       MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT       [  ]

                       MARK HERE FOR COMMENT AND NOTE AT LEFT              [  ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________________________ Date:_______________

Signature:_____________________________ Date:_______________

                                      PROXY

                EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 19, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Massachusetts Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 19, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

       Please mark
[ X ]  votes as in
       this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect one Trustee of the Fund as follows:

    Nominee:  (01) James B. Hawkes

      FOR                     WITHHOLD
    NOMINEE   [  ]      [  ]  FROM NOMINEE



                       MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT       [  ]

                       MARK HERE FOR COMMENT AND NOTE AT LEFT              [  ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________________________ Date:_______________

Signature:_____________________________ Date:_______________

                                      PROXY

                   EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 19, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Michigan Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 19, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

       Please mark
[ X ]  votes as in
       this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect one Trustee of the Fund as follows:

    Nominee:  (01) James B. Hawkes

      FOR                     WITHHOLD
    NOMINEE   [  ]      [  ]  FROM NOMINEE



                       MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT       [  ]

                       MARK HERE FOR COMMENT AND NOTE AT LEFT              [  ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________________________ Date:_______________

Signature:_____________________________ Date:_______________

                                      PROXY

                  EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 19, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance New Jersey Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 19, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

       Please mark
[ X ]  votes as in
       this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect one Trustee of the Fund as follows:

    Nominee:  (01) James B. Hawkes

      FOR                     WITHHOLD
    NOMINEE   [  ]      [  ]  FROM NOMINEE



                       MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT       [  ]

                       MARK HERE FOR COMMENT AND NOTE AT LEFT              [  ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________________________ Date:_______________

Signature:_____________________________ Date:_______________

                                      PROXY

                   EATON VANCE NEW YORK MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 19, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance New York Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 19, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

       Please mark
[ X ]  votes as in
       this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect one Trustee of the Fund as follows:

    Nominee:  (01) James B. Hawkes

      FOR                     WITHHOLD
    NOMINEE   [  ]      [  ]  FROM NOMINEE



                       MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT       [  ]

                       MARK HERE FOR COMMENT AND NOTE AT LEFT              [  ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________________________ Date:_______________

Signature:_____________________________ Date:_______________

                                      PROXY

                     EATON VANCE OHIO MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 19, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Ohio Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 19, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

       Please mark
[ X ]  votes as in
       this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect one Trustee of the Fund as follows:

    Nominee:  (01) James B. Hawkes

      FOR                     WITHHOLD
    NOMINEE   [  ]      [  ]  FROM NOMINEE



                       MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT       [  ]

                       MARK HERE FOR COMMENT AND NOTE AT LEFT              [  ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________________________ Date:_______________

Signature:_____________________________ Date:_______________

                                      PROXY

                 EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 19, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                            HOLDERS OF COMMON SHARES


     The undersigned holder of Common Shares of Eaton Vance Pennsylvania Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 19, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Common Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

       Please mark
[ X ]  votes as in
       this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect one Trustee of the Fund as follows:

    Nominee:  (01) James B. Hawkes

      FOR                     WITHHOLD
    NOMINEE   [  ]      [  ]  FROM NOMINEE



                       MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT       [  ]

                       MARK HERE FOR COMMENT AND NOTE AT LEFT              [  ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________________________ Date:_______________

Signature:_____________________________ Date:_______________

                                      PROXY

                       EATON VANCE MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 19, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES
B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 19, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:

    (a) Election of one Trustee to represent all shareholders.

        Nominee: (01) James B. Hawkes

          FOR                           WITHHELD
        NOMINEE   [   ]       [   ]   FROM NOMINEE


    (b) Election of one Trustee to represent Auction Preferred Shares.

        Nominee: (02) Samuel L. Hayes, III

          FOR                          WITHHELD
        NOMINEE   [   ]       [   ]   FROM NOMINEE


[   ]   -------------------------------------
        (Instructions: To withhold authority to vote for any nominee, write those nominees' names above):



                        MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     [   ]
                        MARK HERE FOR COMMENT AND NOTE AT LEFT            [   ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________________________  Date:_______________
Signature:_____________________________  Date:_______________

                                     PROXY

                 EATON VANCE CALIFORNIA MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 19, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                      HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance California Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 19, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:

    (a) Election of one Trustee to represent all shareholders.

        Nominee: (01) James B. Hawkes

          FOR                           WITHHELD
        NOMINEE   [   ]       [   ]   FROM NOMINEE


    (b) Election of one Trustee to represent Auction Preferred Shares.

        Nominee: (02) Samuel L. Hayes, III

          FOR                          WITHHELD
        NOMINEE   [   ]       [   ]   FROM NOMINEE


[   ]   -------------------------------------
        (Instructions: To withhold authority to vote for any nominee, write those nominees' names above):



                        MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     [   ]
                        MARK HERE FOR COMMENT AND NOTE AT LEFT            [   ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________________________  Date:_______________
Signature:_____________________________  Date:_______________

                                      PROXY

                   EATON VANCE FLORIDA MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 19, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Florida Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 19, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:

    (a) Election of one Trustee to represent all shareholders.

        Nominee: (01) James B. Hawkes

          FOR                           WITHHELD
        NOMINEE   [   ]       [   ]   FROM NOMINEE


    (b) Election of one Trustee to represent Auction Preferred Shares.

        Nominee: (02) Samuel L. Hayes, III

          FOR                          WITHHELD
        NOMINEE   [   ]       [   ]   FROM NOMINEE


[   ]   -------------------------------------
        (Instructions: To withhold authority to vote for any nominee, write those nominees' names above):



                        MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     [   ]
                        MARK HERE FOR COMMENT AND NOTE AT LEFT            [   ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________________________  Date:_______________
Signature:_____________________________  Date:_______________

                                      PROXY

                EATON VANCE MASSACHUSETTS MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 19, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Massachusetts Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 19, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:

    (a) Election of one Trustee to represent all shareholders.

        Nominee: (01) James B. Hawkes

          FOR                           WITHHELD
        NOMINEE   [   ]       [   ]   FROM NOMINEE


    (b) Election of one Trustee to represent Auction Preferred Shares.

        Nominee: (02) Samuel L. Hayes, III

          FOR                          WITHHELD
        NOMINEE   [   ]       [   ]   FROM NOMINEE


[   ]   -------------------------------------
        (Instructions: To withhold authority to vote for any nominee, write those nominees' names above):



                        MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     [   ]
                        MARK HERE FOR COMMENT AND NOTE AT LEFT            [   ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________________________  Date:_______________
Signature:_____________________________  Date:_______________

                                      PROXY

                   EATON VANCE MICHIGAN MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 19, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Michigan Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 19, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:

    (a) Election of one Trustee to represent all shareholders.

        Nominee: (01) James B. Hawkes

          FOR                           WITHHELD
        NOMINEE   [   ]       [   ]   FROM NOMINEE


    (b) Election of one Trustee to represent Auction Preferred Shares.

        Nominee: (02) Samuel L. Hayes, III

          FOR                          WITHHELD
        NOMINEE   [   ]       [   ]   FROM NOMINEE


[   ]   -------------------------------------
        (Instructions: To withhold authority to vote for any nominee, write those nominees' names above):



                        MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     [   ]
                        MARK HERE FOR COMMENT AND NOTE AT LEFT            [   ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________________________  Date:_______________
Signature:_____________________________  Date:_______________

                                      PROXY

                  EATON VANCE NEW JERSEY MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 19, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance New Jersey Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 19, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:

    (a) Election of one Trustee to represent all shareholders.

        Nominee: (01) James B. Hawkes

          FOR                           WITHHELD
        NOMINEE   [   ]       [   ]   FROM NOMINEE


    (b) Election of one Trustee to represent Auction Preferred Shares.

        Nominee: (02) Samuel L. Hayes, III

          FOR                          WITHHELD
        NOMINEE   [   ]       [   ]   FROM NOMINEE


[   ]   -------------------------------------
        (Instructions: To withhold authority to vote for any nominee, write those nominees' names above):



                        MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     [   ]
                        MARK HERE FOR COMMENT AND NOTE AT LEFT            [   ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________________________  Date:_______________
Signature:_____________________________  Date:_______________

                                     PROXY

                  EATON VANCE NEW YORK MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 19, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                      HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance New York Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 19, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:

    (a) Election of one Trustee to represent all shareholders.

        Nominee: (01) James B. Hawkes

          FOR                           WITHHELD
        NOMINEE   [   ]       [   ]   FROM NOMINEE


    (b) Election of one Trustee to represent Auction Preferred Shares.

        Nominee: (02) Samuel L. Hayes, III

          FOR                          WITHHELD
        NOMINEE   [   ]       [   ]   FROM NOMINEE


[   ]   -------------------------------------
        (Instructions: To withhold authority to vote for any nominee, write those nominees' names above):



                        MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     [   ]
                        MARK HERE FOR COMMENT AND NOTE AT LEFT            [   ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________________________  Date:_______________
Signature:_____________________________  Date:_______________

                                      PROXY

                     EATON VANCE OHIO MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 19, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Ohio Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 19, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:

    (a) Election of one Trustee to represent all shareholders.

        Nominee: (01) James B. Hawkes

          FOR                           WITHHELD
        NOMINEE   [   ]       [   ]   FROM NOMINEE


    (b) Election of one Trustee to represent Auction Preferred Shares.

        Nominee: (02) Samuel L. Hayes, III

          FOR                          WITHHELD
        NOMINEE   [   ]       [   ]   FROM NOMINEE


[   ]   -------------------------------------
        (Instructions: To withhold authority to vote for any nominee, write those nominees' names above):



                        MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     [   ]
                        MARK HERE FOR COMMENT AND NOTE AT LEFT            [   ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________________________  Date:_______________
Signature:_____________________________  Date:_______________

                                      PROXY

                 EATON VANCE PENNSYLVANIA MUNICIPAL INCOME TRUST

                 Annual Meeting of Shareholders, March 19, 2004
               Proxy Solicited on Behalf of the Board of Trustees

                       HOLDERS OF AUCTION PREFERRED SHARES


     The undersigned holder of Auction Preferred Shares of Eaton Vance Pennsylvania Municipal Income Trust, a Massachusetts business trust (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS J. FETTER, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, March 19, 2004 at 1:30 P.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.


              PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                         PROMPTLY IN ENCLOSED ENVELOPE.


SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE

         Please mark
[  X  ]  votes as in
         this example.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.


1.  To elect two Trustees of the Fund as follows:

    (a) Election of one Trustee to represent all shareholders.

        Nominee: (01) James B. Hawkes

          FOR                           WITHHELD
        NOMINEE   [   ]       [   ]   FROM NOMINEE


    (b) Election of one Trustee to represent Auction Preferred Shares.

        Nominee: (02) Samuel L. Hayes, III

          FOR                          WITHHELD
        NOMINEE   [   ]       [   ]   FROM NOMINEE


[   ]   -------------------------------------
        (Instructions: To withhold authority to vote for any nominee, write those nominees' names above):



                        MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     [   ]
                        MARK HERE FOR COMMENT AND NOTE AT LEFT            [   ]


                    Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


Signature:_____________________________  Date:_______________
Signature:_____________________________  Date:_______________